UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019 (June 12, 2019)

The Meet Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable
(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MEET	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Reports on Form 8-K filed by The Meet Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on June 12, 2019 and June 14, 2019.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 21, 2019, the Company filed a Certificate of Correction with the Secretary of State of the State of Delaware to nullify the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 13, 2019, that had not received the requisite level of stockholder approval.

The Company’s Amended and Restated Certificate of Incorporation, as amended, as in effect prior to the 2019 Annual Meeting of Stockholders held on June 12, 2019 (the “Annual Meeting”), is accurate and remains in effect without change.

The description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07          Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on a proposal (the “Charter Proposal”) to amend and restate the Company’s Amended and Restated Certificate of Incorporation, as amended. The Charter Proposal did not receive the votes needed for approval. The reason for the Charter Proposal was to increase in the Company’s authorized common stock, par value $0.001 per share, from 100,000,000 shares to 200,000,000 shares.

The Company’s Current Report on Form 8-K filed with the SEC on June 12, 2019, correctly reported the vote on the Charter Proposal, which was 35,834,820 votes FOR, 2,372,604 votes AGAINST, 808,942 votes ABSTAIN, and 25,172,905 Broker Non-Votes. Although the Charter Proposal received a favorable vote of 93.8% of the votes cast, the Charter Proposal did not receive the vote of a majority (37,659,784) of the outstanding common stock entitled to vote on the Charter Proposal (75,319,567) as required by Delaware law. This result was due in part to the significant number of Broker Non-Votes, where stockholders with 25,172,905 shares held in street name did not instruct their broker or nominee as to how to vote on the Charter Proposal. The Company’s Proxy Statement for the Annual Meeting inadvertently stated the vote required for approval of the Charter Proposal as the majority of the votes cast rather than the majority of the outstanding common stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Correction to the Amended and Restated Certificate of Incorporation of The Meet Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEET GROUP, INC.

Date:	June 21, 2019	By: /s/Geoffrey Cook
Name: Geoffrey Cook Title: Chief Executive Officer